Convertible Note Payable	6 Months Ended
Jun. 30, 2023
Convertible Note Payable [Abstract]
CONVERTIBLE NOTE PAYABLE
15.	CONVERTIBLE NOTE PAYABLE

On October 25, 2022, the Company entered into a securities purchase agreement with Streeterville Capital, LLC ( “CVP”), pursuant to which the Company issued CVP an unsecured convertible promissory note on October 25, 2022 in the original principal amount of $1,707,500.00 (the “Note”), convertible into the Company’s ordinary shares.

The Note bears simple interest at a rate of 8% per annum. All outstanding principal and accrued interest on the Note will become due and payable on the maturity date, which is twelve months after the purchase price of the Note is delivered by Investor to the Company. Subject to the occurrence of any triggering events as defined in the Note, the Investor shall have the right to increase the balance of the Note by 5% or 10%. The Company may pay all or any portion of the amount owed earlier than it is due; provided that in the event the Company elects to prepay all or any portion of the outstanding balance, the Company shall pay to the Investor 120% of the portion of the outstanding balance the Company elects to prepay. Early payments of less than all principal, fees and interest outstanding will not, unless agreed to by Investor in writing, relieve the Company of the Company’s remaining obligations hereunder.

On April 17, 2023, CVP delivered to the Company a conversion notice informing the Company that CVP had elected to convert a portion of the Note balance $1,238,400 at the conversion price of $7.20 into restricted ordinary shares of the Company. In connection with this conversion, the Company issued 172,000 restricted ordinary shares to CVP on April 19, 2023. As of April 17, 2023, the date of conversion notice, $534,744 remained outstanding under the Note. For the six months ended June 30, 2023, the interest expense was $65,644.